SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2008 (October 21, 2008)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 21, 2008 the Board of Directors of Ambac Financial Group, Inc. (the “Corporation”) approved the following amendments to the Corporation’s By-laws:

Article III, Section 3.06 (The Chairman) and Article IV, Section 4.01 (Officers) of the By-laws were amended to provide that the Chairman of the Board may also be the Chief Executive Officer or any other officer of the Corporation. The Chairman shall be designated by the Board as either a Non-Executive Chairman or, in accordance with the provisions of Section 4.01 of the By-laws, as an Executive Chairman of the Board.

Article III, Section 3.07(d) (Meetings) of the By-laws were amended to permit the Secretary to provide by e-mail notice of a meeting of the Board of Directors.

The preceding is qualified in its entirety by reference to the Corporation’s amended and restated By-laws, which are attached hereto as Exhibit 3.04 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Item
3.04	Ambac Financial Group, Inc By-laws, amended as of October 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc. (Registrant)

Dated: October 27, 2008
	By:	/s/ Anne Gill Kelly
Anne Gill Kelly
Managing Director, Corporate Secretary and Assistant General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
3.04	Ambac Financial Group, Inc By-laws, amended as of October 21, 2008.